Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.23

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Google Cloud Order Form	Google Maps APIs (Upgrade)

Enter Customer Name Here	Uber Technologies Inc.

Prepared by

[***] Email: [***]@google.com Phone : [***] Fax : [***]	Google LLC 1600 Amphitheatre Parkway Mountain View, California 94043 United States

Prepared for

Contact Name	[***]	Technical Contact Name	[***]

Contact Email	[***]	Technical Contact Email	[***]

Contact Phone	[***]	Technical Contact Phone	[***]

Customer Name	Uber Technologies, Inc.

Contact Address	1455 Market Street

San Francisco

CA 94103, United States

Bill To Contact	[***]	Ship To Contact	[***]

Bill To Name	Uber Technologies, Inc.	Ship To Contact Name	Uber Technologies, Inc.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Bill To	1455 Market Street, San Francisco, CA 94103, US	Ship To	1455 Market Street, San Francisco, CA 94103, US

Bill To Email	[***]@uber.com	Ship To Contact Email	[***]@uber.com

Bill To Phone	[***]	Ship To Contact Phone	[***]

SKU	Product Description	Notes	License Term	Quantity	Fees per Unit	Total Fees
GPB-ZGT-INT-[***]- OEM	Google Places API for Business: 12 month license/support term; up to [***] private queries	Enter Renew ID: gme- ubertechnologi es1 Support End date: [***]	[***]	[***]	USD [***]	USD [***]
Total Fees Due (excluding Taxes): USD [***]

Terms and Conditions

1.

This Order Form incorporates by reference the Google Maps for Work Master Agreement between Google LLC (f/k/a Google Inc.) and Uber Technologies, Inc. (“Customer”) dated October 29, 2015 as amended by Amendment 1 dated August 15, 2017 (collectively, this Order Form, Master Terms, and Service Addendum are the “Agreement”) for the applicable Service(s) listed in the Order Form above.

2.	All capitalized terms used in this Order Form have the meanings given to them in the Agreement.

3.

Each Party represents and warrants that (a) it has read and understands the Agreement (including documents attached to this Order Form), and (b) it has full power and authority to enter into the Agreement.

4.

At the end of this Order Form’s License Term, (a) the License Term for the Services may only be renewed under this Agreement with mutual written consent and (b) any unused billing units (including any upgrades) will automatically expire.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

5.	By signing this Order Form, each party will be bound by the Agreement. This Order Form will be effective as of the date of the last party’s signature (“Effective Date”).

6.	By signing this Order Form, each party will be bound by the Agreement. This Order Form will be effective as of the date of the last party’s signature (“Effective Date”).

Signed by the parties’ authorized representatives on the dates written below.

Google LLC:	Uber Technologies, Inc.:

By: /s/ Philipp Schindler	By: /s/ J. Kim Fennell
Print Name: Philipp Schindler	Print Name: J. Kim Fennell
Title: Authorized Signatory Date:	Title: Head of Product Partnerships & US/CAN Bus Dev

Date:	Date: December 10, 2018

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and ExchangeCommission pursuant to Rule 406 of the Securities Act of 1933, as amended.